EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SES Solar Inc. (the “Company”) on Form 10-Q for the three-month period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Jean-Christophe Hadorn, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2008	By:	/s/ JEAN-CHRISTOPHE HADORN
Jean-Christophe Hadorn Chief Executive Officer